Impairment of Plant and Equipment	12 Months Ended
Dec. 31, 2011
Impairment of plant and equipment [Abstract]
Impairment of plant and equipment
10.	Impairment of Plant and Equipment

In 2011 and 2010, the Company recorded an impairment loss of $17,691,318 and $8,442,050, respectively, associated with the disposal of fixed assets with outdated technologies, $3,304,125 of which in 2010 was related to the subsidiary that was deconsolidated in 2011.

In 2009, the effect of adverse market conditions and significant changes in the Company’s operations strategy led to the Company’s decision to abandon a group of long-lived assets. This group of long-lived assets was equipped with outdated technologies and no longer receives vendor support. As of December 31, 2009, this group of assets ceased to be used. As a result, the Company recorded an impairment loss of $102,363,799 and a discontinued operation loss of $2,312,736 after writing down the carrying value to zero, respectively.